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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 22, 2004
                                                           -------------

                          COMMISSION FILE NO.: 0-26823

                        ALLIANCE RESOURCE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                DELAWARE                              73-1564280
    (STATE OR OTHER JURISDICTION OF        (IRS EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)


           1717 SOUTH BOULDER AVENUE, SUITE 600, TULSA, OKLAHOMA 74119
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (918) 295-7600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


         (c)      EXHIBITS

                  99.1 Alliance Resource Partners, L.P. press release dated as of July 22, 2004.

                  99.2 Alliance Resource Partners, L.P. press release dated as of July 28, 2004.


ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         In accordance with General Instruction B.6. of Form 8-K, the following information and the exhibits referenced therein is being furnished pursuant to
Item 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

         On July 22, 2004, Alliance Resource Partners, L.P. (the "Partnership") announced via press release its earnings and operating results for the second quarter of 2004. On July 28, 2004 the Partnership reported a correction to the net income allocation between its limited partners and the general partners for the second quarter of 2004. A copy of the Partnership's press releases are attached hereto as Exhibit 99.1 and 99.2




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



         ALLIANCE RESOURCE PARTNERS, L.P.


By:      Alliance Resource Management GP, LLC,
         its managing general partner


 By:     /s/ Joseph W. Craft III
         -----------------------
         Joseph W. Craft III
         President and Chief Executive Officer


Date: July 28, 2004


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                                  EXHIBIT INDEX

* 99.1 Alliance Resource Partners, L.P. press release dated as of July 22, 2004.

* 99.2 Alliance Resource Partners, L.P. press release dated as of July 28, 2004

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* Filed herewith.